Supplement dated July 11, 2022
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2022,
Issued by Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

This supplement revises the prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes changes to the expenses of certain of the funds available as investment options in your variable annuity. Please retain this supplement for future reference.

Appendix A: Funds Available Under the Contract, is revised to reflect the changes indicated below to the current expenses of the Templeton Foreign VIP Fund, Class 2, and Templeton Growth VIP Fund, Class 2 (each, a “Fund” and, together, the “Funds”). Apart from the changes to current expenses set forth below, there are no other changes to the Appendix A table. The revised current expenses for each such Fund are as follows:

Fund	Current Expenses[1]
Templeton Foreign VIP Fund, Class 2 [2]	1.06%
Templeton Growth VIP Fund, Class 2	1.12%

(1)    Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.
(2)     The expenses of the fund are subject to a temporary reduction, and the Current Expense Amount set forth in the table above reflects the reduced amount.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
IL-79-17106-2207